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                                                                    EXHIBIT 10.2

                               AMENDMENT NO. 2 TO
                            ASSET PURCHASE AGREEMENT

                  This Amendment No. 2 (this "Amendment") to that certain Asset Purchase Agreement, dated as of July 15, 2003, as amended by Amendment No. 1 thereto, dated as of August 18, 2003 (the "Asset Purchase Agreement"), among Intelsat, Ltd., a Bermuda company ("Parent"), Intelsat (Bermuda), Ltd., a Bermuda company ("Purchaser"), Loral Space & Communications Corporation, a Delaware corporation and a debtor and debtor in possession ("Loral Space"), Loral SpaceCom Corporation, a Delaware corporation and a debtor and debtor in possession ("Loral SpaceCom"), and Loral Satellite, Inc., a Delaware corporation and a debtor and debtor in possession (together with Loral Space and Loral SpaceCom, the "Sellers"), is entered into as of September 12, 2003 among Parent, Purchaser and Sellers.

                               W I T N E S S E T H

                  WHEREAS, the parties have previously entered into the Asset Purchase Agreement; and

                  WHEREAS, the parties now wish to amend and modify the agreement among the parties under the Asset Purchase Agreement on the terms and conditions set forth herein.

                  NOW THEREFORE, in consideration of the foregoing premises and the parties' respective covenants, agreements, representations and warranties contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties hereto hereby agree as follows:

                  SECTION 1. Definitions. Capitalized terms used, but not defined, herein shall have the respective meanings ascribed to such terms in the Asset Purchase Agreement.

                  SECTION 2. Amendment to the Definition of "Revenues" in
Section 1.1 of the Asset Purchase Agreement. The definition of "Revenues" set forth in Section 1.1 of the Asset Purchase Agreement is hereby deleted in its entirety and replaced with the following:

                  "Revenues" shall mean the revenues recognized by Sellers in accordance with GAAP, applied consistently with the consolidated financial statements of Loral Parent as at and for the year ended December 31, 2002, for services rendered under the Customer Service Contracts (including any Customer Service Contracts with Loral Skynet Network Services, Inc.) and Portability-In Contracts (but only to the extent attributable to Purchased Satellites) and including revenues derived from the transponders sold by AT&T prior to Sellers' acquisition of Skynet in accordance with past practices. For the avoidance of doubt, GAAP for purposes of this definition shall refer to GAAP as applied to such financial statements, notwithstanding any changes in GAAP occurring after December 31, 2002 or any adjustments to Sellers' accounting

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                  principles or policies adopted subsequent to that date,
                  whether as a result of the audit contemplated by Section 6.7 or otherwise, and, notwithstanding any requirements of GAAP, revenues derived from the transponders sold by AT&T prior to Sellers' acquisition of Skynet shall be included in Revenues in accordance with past practices. As used herein with respect to a specified date, the term "Revenues" does not include any revenues that are not attributable to Contracts that would have been Assumed Contracts if the Closing had occurred on the date such revenues accrued.

                  Each of the Sellers hereby represents and warrants that, as of the date hereof: (a) there have been no adjustments to Sellers' accounting principles or policies, including revenue recognition policies, adopted subsequent to December 31, 2002 and (b) it is not aware of any changes in GAAP which have occurred after December 31, 2002 that would have any significant impact on Revenues or any other matters which have arisen after December 31, 2002 that would change in any significant manner Sellers' accounting treatment of Revenues.

                  SECTION 3. Amendment to Section 6.7(a) of the Asset Purchase Agreement. Section 6.7(a) of the Asset Purchase Agreement is hereby amended by deleting the last sentence of that section in its entirety and replacing that sentence with the following:

                  Each of the Sellers shall use its Best Reasonable Efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to: (i) prepare in accordance with the Accounting Requirements and deliver to Purchaser the financial statements as at and for the years ended December 31, 2001 and December 31, 2002 as promptly as reasonably practicable, but in no event later than October 8, 2003 (provided that such financial statements are not required to be audited by the Retained Accountants and be accompanied by their audit report); and (ii) prepare in accordance with the Accounting Requirements and assist and otherwise cause the Retained Accountants to complete the audit of such financial statements and deliver to Purchaser such financial statements and the Retained Accountants' audit report relating thereto (x) for the financial statements as at and for the years ended December 31, 2001 and December 31, 2002, as promptly as reasonably practicable, but in no event later than October 15, 2003 and (y) for the financial statements as at and for the year ended on any December 31 thereafter occurring prior to the Closing Date, no later than seventy-four (74) days after such year end (regardless of whether the Closing has occurred prior to such date).

                  SECTION 4. Amendment to Section 6.7(b) of the Asset Purchase Agreement. Section 6.7(b) of the Asset Purchase Agreement is hereby amended by deleting the last sentence of that section in its entirety and replacing that sentence with the following:

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                  Each of the Sellers shall deliver to Purchaser: (x) the
                  financial statements as at the dates and for the periods set forth in clause (i) above, in accordance with the first sentence of this clause (b) (except for the requirement that such financial statements be subject to a SAS 71 or a similar type of review or audit by the Retained Accountants and be accompanied by the report of the Retained Accountants with respect to their SAS 71 or similar type of review or their audit report, as the case may be), as promptly as reasonably practicable, but in no event later than October 8, 2003; and
                  (y) the financial statements as at the dates and for the periods set forth in clauses (i), (ii) and (iii) above and the report of the Retained Accountants with respect to their SAS 71 or similar type of review or their audit report, as the case may be, in accordance with the first sentence of this clause (b), (A) for the financial statements required by clause (i), as promptly as reasonably practicable, but in no event later than October 15, 2003 and (B) for the financial statements required by clauses (ii) and (iii), no later than the fifty-fifth (55th) day after the end of the relevant fiscal quarter (regardless of whether the Closing has occurred prior to such date).

                  SECTION 5. Creation of New Section 6.7(c) of the Asset Purchase Agreement. The following is hereby added to the end of Section 6.7 of the Asset Purchase Agreement as a new paragraph (e):

                  (c) Prior to the delivery to Purchaser of each of the financial statements referred to in Sections 6.7(a) and (b) above in accordance with the terms of such sections, Sellers shall: (i) keep Purchaser informed on a regular basis regarding the status of the preparation, review and audit of, and any other matters relating to, such financial statements, and will participate and cause the Retained Accountants to participate in periodic telephone conference calls with Purchaser to discuss such matters at such times as Purchaser shall reasonably request (which may be weekly) and (ii) provide, or cause the Retained Accountants to provide, Purchaser with weekly drafts of such financial statements as soon as such drafts are available (with the first such draft to be provided no later than September 5, 2003).

                  SECTION 6. Amendment to Section 11.1(i) of the Asset Purchase Agreement. Section 11.1(i) of the Asset Purchase Agreement is hereby amended by deleting that section in its entirety and replacing it with the following:

                  By Parent and Purchaser if: (i) the Sellers have not delivered the financial statements referred to in Sections 6.7(a)(i) or 6.7(b)(x) on or prior to October 8, 2003 (and in accordance with the terms of

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                  Sections 6.7(a)(i) or 6.7(b)(x), as appropriate) or (ii) the
                  Sellers have not delivered the financial statements referred to in Sections 6.7(a)(ii)(x) or 6.7(b)(y)(A) on or prior to October 15, 2003 (and in accordance with the terms of Sections 6.7(a)(ii)(x) or 6.7(b)(y)(A), as appropriate); provided that such right under clauses (i) and (ii) above may only be exercised on or prior to the later of (A) the date such financial statements are delivered or (B) five (5) days after Sellers provide notice that such financial statements will be available for delivery.

                  SECTION 7. Definition of "Accounting Requirements" in Section 6.7(a) of the Asset Purchase Agreement. The definition of "Accounting Requirements" shall be interpreted in accordance with the definition of "Accounting Requirements" set forth in Section 6.7(a) of the Asset Purchase Agreement and the Letter Agreement, dated August 26, 2003, among Parent, Purchaser and Sellers. Sellers, Parent and Purchaser acknowledge and agree that the financial statements to be delivered under Sections 6.7(a) and (b) of the Asset Purchase Agreement shall be prepared in accordance with the terms of the relief granted by the U.S. Securities and Exchange Commission ("SEC") in its letter to Parent, dated August 28, 2003, but only to the extent of and subject to the conditions pertaining to such grant of relief and only so long as such financial statements comply with rules and regulations of the SEC (other than Rules 3-01 and 3-02 of Regulation S-X) and GAAP, in each case to the extent applicable to such financial statements.

                  SECTION 8. No Other Amendments; Continuing Effect of the Asset Purchase Agreement. This Amendment shall not constitute an amendment or waiver of any other provision of the Asset Purchase Agreement not expressly referred to herein (including, for the avoidance of doubt and without limitation, such provisions in Section 6.7 and Article XI of the Asset Purchase Agreements as are not expressly referred to herein). Except as expressly provided hereby, the Asset Purchase Agreement shall continue in full force and effect in accordance with the provisions thereof and the Asset Purchase Agreement is in all respects hereby ratified, confirmed and preserved. This Amendment and all of its provisions shall be deemed a part of the Asset Purchase Agreement in the manner and to the extent herein provided.

                  SECTION 9. Incorporation of Article XII of the Asset Purchase Agreement. Article XII of the Asset Purchase Agreement is incorporated herein by reference as if set forth fully in this Amendment.

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                  IN WITNESS WHEREOF, the parties hereto have executed or caused this Amendment to be executed as of September 12, 2003.

                                           LORAL SPACE & COMMUNICATIONS
                                              CORPORATION,
                                              as debtor and debtor in possession

                                           By: /s/ Avi Katz
                                               ---------------------------------
                                               Name:  Avi Katz
                                               Title: Vice President

                                           LORAL SPACECOM CORPORATION,
                                              as debtor and debtor in possession

                                           By: /s/ Avi Katz
                                               ---------------------------------
                                               Name:  Avi Katz
                                               Title: Vice President

                                           LORAL SATELLITE INC.,
                                              as debtor and debtor in possession

                                           By: /s/ Avi Katz
                                               ---------------------------------
                                               Name:  Avi Katz
                                               Title: Vice President

                                           INTELSAT, LTD.

                                           By: /s/ Ramu V. Potarazu
                                               ---------------------------------
                                               Name:  Ramu V. Potarazu
                                               Title: Chief Operating Officer

                                           INTELSAT (BERMUDA), LTD.

                                           By: /s/ Ramu V. Potarazu
                                               ---------------------------------
                                               Name:  Ramu V. Potarazu
                                               Title: President

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